SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 1, 2003
(Date of earliest event reported)

BANCWEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-7949 (Commission File Number)	99-0156159 (IRS Employer Identification No.)

999 Bishop Street, Honolulu, Hawaii 96813
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (808) 525-7000

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Exhibits.

Exhibit No.	Exhibit

1	Revised financial information release dated April 1, 2003.

Item 9. Item 12 Information.

     On April 1, 2003, BancWest Corporation issued a revised financial information release for the year and quarter ended December 31, 2002. The revised financial information release is filed as an exhibit to this Current Report on Form 8-K. BancWest Corporation is providing this information in accordance with Item 12 of Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: April 3, 2003.

BANCWEST CORPORATION

By	/s/ Douglas C. Grigsby

Douglas C. Grigsby Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit

1	Revised financial information release dated April 1, 2003.